                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                     Distribution Date: 12/15/99

Section 5.2 - Supplement                                          Class A          Class B         Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00             0.00             0.00                0.00

(ii)   Monthly Interest Distributed                              6,483,750.00       561,698.18       756,565.86        7,802,014.04
       Deficiency Amounts                                                0.00             0.00                                 0.00
       Additional Interest                                               0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                    181,794,059.75    15,149,418.41    19,478,021.54      216,421,499.70

(iv)   Collections of Finance Charge Receivables                22,035,618.69     1,836,291.06     2,360,969.64       26,232,879.39

(v)    Aggregate Amount of Principal Receivables                                                                  18,964,648,429.04

                                         Investor Interest   1,400,000,000.00   116,666,000.00   150,000,666.67    1,666,666,666.67
                                         Adjusted Interest   1,400,000,000.00   116,666,000.00   150,000,666.67    1,666,666,666.67

                                                 Series
       Floating Investor Percentage                   8.79%             84.00%            7.00%            9.00%             100.00%
       Fixed Investor Percentage                      8.79%             84.00%            7.00%            9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.85%
               30 to 59 days                                                                                                   1.32%
               60 to 89 days                                                                                                   0.95%
               90 or more days                                                                                                 1.88%
                                                                                                                  ------------------
                                         Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                   6,769,413.01       564,114.53       725,297.48        8,058,825.02

(viii) Investor Charge-Offs                                              0.00             0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00             0.00

(x)    Servicing Fee                                             1,166,666.67        97,221.67       125,000.56        1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.09%

(xii)  Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)          1,400,000,000.00   116,666,000.00   150,000,666.67    1,666,666,666.67

(xiv)  LIBOR                                                                                                                5.42750%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                          20,868,952.02     1,739,069.40     2,235,969.08       24,843,990.50

(xxii) Certificate Rate                                               5.55750%         5.77750%         6.05250%

------------------------------------------------------------------------------------------------------------------------------------

       By:
           --------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                     Distribution Date: 12/15/99

Section 5.2 - Supplement                                         Class A           Class B         Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00             0.00             0.00                0.00

(ii)   Monthly Interest Distributed                              5,287,604.17       456,604.31       624,030.71        6,368,239.19
       Deficiency Amounts                                                0.00             0.00                                 0.00
       Additional Interest                                               0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                    149,330,834.79    12,444,192.95    15,999,775.58      177,774,803.32

(iv)   Collections of Finance Charge Receivables                18,100,686.78     1,508,385.32     1,939,364.54       21,548,436.64

(v)    Aggregate Amount of Principal Receivables                                                                  18,964,648,429.04

                                         Investor Interest   1,150,000,000.00    95,833,000.00   123,214,619.00    1,369,047,619.00
                                         Adjusted Interest   1,150,000,000.00    95,833,000.00   123,214,619.00    1,369,047,619.00

                                                Series
       Floating Investor Percentage                   7.22%             84.00%            7.00%            9.00%             100.00%
       Fixed Investor Percentage                      7.22%             84.00%            7.00%            9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.85%
               30 to 59 days                                                                                                   1.32%
               60 to 89 days                                                                                                   0.95%
               90 or more days                                                                                                 1.88%
                                                                                                                  -----------------
                                         Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                   5,560,589.26       463,380.83       595,779.03        6,619,749.12

(viii) Investor Charge-Offs                                              0.00             0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00             0.00

(x)    Servicing Fee                                               958,333.33        79,860.83       102,678.85        1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.09%

(xii)  Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)          1,150,000,000.00    95,833,000.00   123,214,619.00    1,369,047,619.00

(xiv)  LIBOR                                                                                                                5.42750%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                          17,142,353.44     1,428,524.48     1,836,685.69       20,407,563.62

(xxii) Certificate Rate                                               5.51750%         5.71750%         6.07750%

------------------------------------------------------------------------------------------------------------------------------------

       By:
           --------------------------------------
           Name:  Patricia M. Garvey
           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2

                                                    Distribution Date: 12/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                          Class A           Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00             0.00             0.00                0.00

(ii)   Monthly Interest Distributed                              7,875,000.00       458,095.13       582,991.41        8,916,086.53
       Deficiency Amounts                                                0.00             0.00                                 0.00
       Additional Interest                                               0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                    194,779,349.73    11,066,973.09     15,493,847.38     221,340,170.20

(iv)   Collections of Finance Charge Receivables                23,609,591.45     1,341,449.77      1,878,039.98      26,829,081.20

(v)    Aggregate Amount of Principal Receivables                                                                  18,964,648,429.04

                                         Investor Interest   1,500,000,000.00    85,227,000.00   119,318,455.00    1,704,545,455.00
                                         Adjusted Interest   1,500,000,000.00    85,227,000.00   119,318,455.00    1,704,545,455.00

                                                 Series
       Floating Investor Percentage                   8.99%             88.00%            5.00%            7.00%             100.00%
       Fixed Investor Percentage                      8.99%             88.00%            5.00%            7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.85%
               30 to 59 days                                                                                                   1.32%
               60 to 89 days                                                                                                   0.95%
               90 or more days                                                                                                 1.88%
                                                                                                                  -----------------
                                         Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                   7,252,942.51       412,097.69       576,939.93        8,241,980.13

(viii) Investor Charge-Offs                                              0.00             0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00             0.00

(x)    Servicing Fee                                             1,250,000.00        71,022.50        99,432.05        1,420,454.55

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.09%

(xii)  Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)          1,500,000,000.00    85,227,000.00   119,318,455.00    1,704,545,455.00

(xiv)  LIBOR                                                                                                                5.42750%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                          22,359,591.45     1,270,427.27     1,778,607.94       25,408,626.65

(xxii) Certificate Rate                                               6.30000%         6.45000%         5.92750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
           --------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                 Distribution Date: 12/15/99
                                                       Period Type: Amortization

Section 5.2 - Supplement                                          Class A          Class B         Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                            19,225,000.00             0.00     1,901,373.63       21,126,373.63

(ii)   Monthly Interest Distributed                              3,166,976.81       100,302.21       105,776.79        3,373,055.82
       Deficiency Amounts                                                0.00             0.00                                 0.00
       Additional Interest                                               0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                     32,463,224.95     2,705,225.46     3,478,246.01       38,646,696.42

(iv)   Collections of Finance Charge Receivables                 2,942,148.59       327,905.75       323,411.97        3,593,466.30

(v)    Aggregate Amount of Principal Receivables                                                                  18,964,648,429.04

                                         Investor Interest     186,925,000.00    20,833,000.00    20,547,494.51      228,305,494.51
                                         Adjusted Interest     186,925,000.00    20,833,000.00    20,547,494.51      228,305,494.51

                                                Series
       Floating Investor Percentage                   1.20%             81.87%            9.13%            9.00%             100.00%
       Fixed Investor Percentage                      1.57%             84.00%            7.00%            9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.85%
               30 to 59 days                                                                                                   1.32%
               60 to 89 days                                                                                                   0.95%
               90 or more days                                                                                                 1.88%
                                                                                                                  -----------------
                                         Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                     903,837.52       100,733.70        99,353.20        1,103,924.42

(viii) Investor Charge-Offs                                              0.00             0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00             0.00

(x)    Servicing Fee                                               155,770.83        17,360.83        17,122.91          190,254.58

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.14%

(xii)  Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)            167,700,000.00    20,833,000.00    18,646,120.88      207,179,120.88

(xiv)  LIBOR                                                                                                                5.42750%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                          2,111,317.88                                          2,111,317.88

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall                                                                                  0.00

(xix)  Interest Funding Account Investment Proceeds                                                                       10,136.37

(xix)  Available Funds                                           4,907,832.00       310,544.91       306,289.06        5,524,665.97

(xx)   Certificate Rate                                               6.77700%         5.77750%         6.17750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
           --------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                    Distribution Date: 12/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                         Class A            Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00             0.00             0.00                0.00

(ii)   Monthly Interest Distributed                              2,793,750.00       241,145.83       319,553.58        3,354,449.41
       Deficiency Amounts                                                0.00             0.00                                 0.00
       Additional Interest                                               0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                     77,911,739.89     6,492,644.99     8,347,686.51       92,752,071.39

(iv)   Collections of Finance Charge Receivables                 9,443,836.58       786,986.38     1,011,839.64       11,242,662.61

(v)    Aggregate Amount of Principal Receivables                                                                  18,964,648,429.04

                                         Investor Interest     600,000,000.00    50,000,000.00    64,285,715.00      714,285,715.00
                                         Adjusted Interest     600,000,000.00    50,000,000.00    64,285,715.00      714,285,715.00

                                                 Series
       Floating Investor Percentage                   3.77%             84.00%            7.00%            9.00%             100.00%
       Fixed Investor Percentage                      3.77%             84.00%            7.00%            9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.85%
               30 to 59 days                                                                                                   1.32%
               60 to 89 days                                                                                                   0.95%
               90 or more days                                                                                                 1.88%
                                                                                                                  -----------------
                                         Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                   2,901,177.01       241,764.75       310,840.40        3,453,782.15

(viii) Investor Charge-Offs                                              0.00             0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00             0.00

(x)    Servicing Fee                                               500,000.00        41,666.67        53,571.43          595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.09%

(xii)  Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)            600,000,000.00    50,000,000.00    64,285,715.00      714,285,715.00

(xiv)  LIBOR                                                                                                                5.42750%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           8,943,836.58       745,319.71       958,268.22       10,647,424.51

(xxii) Certificate Rate                                               5.58750%         5.78750%         6.02750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
           --------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                    Distribution Date: 12/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                          Class A           Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00             0.00             0.00                0.00

(ii)   Monthly Interest Distributed                              2,580,833.33       151,230.58       201,432.76        2,933,496.67
       Deficiency Amounts                                                0.00             0.00                                 0.00
       Additional Interest                                               0.00             0.00             0.00                0.00
       Accrued and Unpaid Interest                                                                                             0.00

(iii)  Collections of Principal Receivables                     64,926,449.91     3,688,991.03     5,164,615.88       73,780,056.82

(iv)   Collections of Finance Charge Receivables                 7,869,863.82       447,149.92       626,013.34        8,943,027.08

(v)    Aggregate Amount of Principal Receivables                                                                  18,964,648,429.04

                                         Investor Interest     500,000,000.00    28,409,000.00    39,772,819.00      568,181,819.00
                                         Adjusted Interest     500,000,000.00    28,409,000.00    39,772,819.00      568,181,819.00

                                                Series
       Floating Investor Percentage                   3.00%             88.00%            5.00%            7.00%             100.00%
       Fixed Investor Percentage                      3.00%             88.00%            5.00%            7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.85%
               30 to 59 days                                                                                                   1.32%
               60 to 89 days                                                                                                   0.95%
               90 or more days                                                                                                 1.88%
                                                                                                                  -----------------
                                         Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                   2,417,647.50       137,365.90     192,313.31          2,747,326.71

(viii) Investor Charge-Offs                                              0.00             0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00           0.00

(x)    Servicing Fee                                               416,666.67        23,674.17      33,144.02            473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.09%

(xii)  Reallocated Monthly Principal                                                      0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)            500,000,000.00    28,409,000.00  39,772,819.00        568,181,819.00

(xiv)  LIBOR                                                                                                                5.42750%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           7,453,197.15       423,475.76       592,869.32        8,469,542.23

(xxii) Certificate Rate                                               6.19400%         6.38800%         6.07750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
           --------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                 Distribution Date: 12/15/99
                                                       Period Type: Amortization

Section 5.2 - Supplement                                         Class A            Class B        Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00             0.00             0.00                0.00

(ii)   Monthly Interest Distributed                                      0.00       315,413.51       421,610.43          737,023.94
       Deficiency Amounts                                                0.00             0.00                                 0.00
       Additional Interest                                               0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                    103,882,319.85     8,656,773.42    11,130,335.20      123,669,428.48

(iv)   Collections of Finance Charge Receivables                12,591,782.11     1,049,304.68     1,349,130.01       14,990,216.80

(v)    Aggregate Amount of Principal Receivables                                                                  18,964,648,429.04

                                         Investor Interest     800,000,000.00    66,666,000.00    85,714,953.00      952,380,953.00
                                         Adjusted Interest     800,000,000.00    66,666,000.00    85,714,953.00      952,380,953.00

                                               Series
       Floating Investor Percentage                   5.02%             84.00%            7.00%            9.00%             100.00%
       Fixed Investor Percentage                      5.02%             84.00%            7.00%            9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.85%
               30 to 59 days                                                                                                   1.32%
               60 to 89 days                                                                                                   0.95%
               90 or more days                                                                                                 1.88%
                                                                                                                  -----------------
                                         Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                   3,868,236.01       322,349.78       414,457.08        4,605,042.87

(viii) Investor Charge-Offs                                              0.00             0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00             0.00

(x)    Servicing Fee                                               666,666.67        55,555.00        71,429.13          793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.09%

(xii)  Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)            800,000,000.00    66,666,000.00    85,714,953.00      952,380,953.00

(xiv)  LIBOR                                                                                                                5.42750%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                                  0.00                                                  0.00

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall                                                                                  0.00

(xix)  Interest Funding Account Investment Proceeds                                                                          725.40

(xix)  Available Funds                                          11,925,840.84       993,749.68     1,277,700.89       14,197,291.41

(xx)   Certificate Rate                                               5.77533%         5.67750%         5.90250%

------------------------------------------------------------------------------------------------------------------------------------


       By:
           --------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                    Distribution Date: 12/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                         Class A           Class B         Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00             0.00             0.00                0.00

(ii)   Monthly Interest Distributed                              3,000,000.00       174,711.25       238,953.47        3,413,664.72
       Deficiency Amounts                                                0.00             0.00                                 0.00
       Additional Interest                                               0.00             0.00             0.00                0.00
       Accrued and Unpaid Interest                                                                                             0.00

(iii)  Collections of Principal Receivables                     77,911,739.89     4,426,685.35     6,197,642.84       88,536,068.08

(iv)   Collections of Finance Charge Receivables                 9,443,836.58       536,567.31       751,228.59       10,731,632.48

(v)    Aggregate Amount of Principal Receivables                                                                  18,964,648,429.04

                                         Investor Interest     600,000,000.00    34,090,000.00    47,728,182.00      681,818,182.00
                                         Adjusted Interest     600,000,000.00    34,090,000.00    47,728,182.00      681,818,182.00

                                               Series
       Floating Investor Percentage                   3.60%             88.00%            5.00%            7.00%             100.00%
       Fixed Investor Percentage                      3.60%             88.00%            5.00%            7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.85%
               30 to 59 days                                                                                                   1.32%
               60 to 89 days                                                                                                   0.95%
               90 or more days                                                                                                 1.88%
                                                                                                                  -----------------
                                         Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                   2,901,177.01       164,835.21       230,779.84        3,296,792.05

(viii) Investor Charge-Offs                                              0.00             0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00             0.00

(x)    Servicing Fee                                               500,000.00        28,408.33        39,773.49          568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.09%

(xii)  Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)            600,000,000.00    34,090,000.00    47,728,182.00      681,818,182.00

(xiv)  LIBOR                                                                                                                5.42750%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           8,943,836.58       508,158.98       711,455.10       10,163,450.66

(xxii) Certificate Rate                                               6.00000%         6.15000%         6.07750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
           --------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                    Distribution Date: 12/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                         Class A           Class B         Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00             0.00             0.00                0.00

(ii)   Monthly Interest Distributed                              3,026,562.50       261,238.10       360,211.82        3,648,012.43
       Deficiency Amounts                                                0.00             0.00                                 0.00
       Additional Interest                                               0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                     84,404,384.88     7,033,612.17     9,043,413.54      100,481,410.60

(iv)   Collections of Finance Charge Receivables                10,230,822.96       852,558.09     1,096,170.10       12,179,551.15

(v)    Aggregate Amount of Principal Receivables                                                                  18,964,648,429.04

                                         Investor Interest     650,000,000.00    54,166,000.00    69,643,524.00      773,809,524.00
                                         Adjusted Interest     650,000,000.00    54,166,000.00    69,643,524.00      773,809,524.00

                                               Series
       Floating Investor Percentage                   4.08%             84.00%            7.00%            9.00%             100.00%
       Fixed Investor Percentage                      4.08%             84.00%            7.00%            9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.85%
               30 to 59 days                                                                                                   1.32%
               60 to 89 days                                                                                                   0.95%
               90 or more days                                                                                                 1.88%
                                                                                                                  -----------------
                                         Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                   3,142,941.76       261,908.59       336,746.98        3,741,597.33

(viii) Investor Charge-Offs                                              0.00             0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00             0.00

(x)    Servicing Fee                                               541,666.67        45,138.33        58,036.27          644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.09%

(xii)  Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)            650,000,000.00    54,166,000.00    69,643,524.00      773,809,524.00

(xiv)  LIBOR                                                                                                                5.42750%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           9,689,156.29       807,419.75     1,038,133.83       11,534,709.88

(xxii) Certificate Rate                                               5.58750%         5.78750%         6.27750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
           --------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                    Distribution Date: 12/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                          Class A          Class B         Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00             0.00             0.00                0.00

(ii)   Monthly Interest Distributed                              3,080,729.17       268,008.85       381,848.92        3,730,586.94
       Deficiency Amounts                                                0.00             0.00                                 0.00
       Additional Interest                                               0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                     84,404,384.88     7,033,612.17     9,043,413.54      100,481,410.60

(iv)   Collections of Finance Charge Receivables                10,230,822.96       852,558.09     1,096,170.10       12,179,551.15

(v)    Aggregate Amount of Principal Receivables                                                                  18,964,648,429.04

                                         Investor Interest     650,000,000.00    54,166,000.00    69,643,524.00      773,809,524.00
                                         Adjusted Interest     650,000,000.00    54,166,000.00    69,643,524.00      773,809,524.00

                                               Series
       Floating Investor Percentage                   4.08%             84.00%            7.00%            9.00%             100.00%
       Fixed Investor Percentage                      4.08%             84.00%            7.00%            9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.85%
               30 to 59 days                                                                                                   1.32%
               60 to 89 days                                                                                                   0.95%
               90 or more days                                                                                                 1.88%
                                                                                                                  -----------------
                                         Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                   3,142,941.76       261,908.59       336,746.98        3,741,597.33

(viii) Investor Charge-Offs                                              0.00             0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00             0.00

(x)    Servicing Fee                                               541,666.67        45,138.33        58,036.27          644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.09%

(xii)  Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)            650,000,000.00    54,166,000.00    69,643,524.00      773,809,524.00

(xiv)  LIBOR                                                                                                                5.42750%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           9,689,156.29       807,419.75     1,038,133.83       11,534,709.88

(xxii) Certificate Rate                                               5.68750%         5.93750%         6.67532%

------------------------------------------------------------------------------------------------------------------------------------


       By:
           --------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                    Distribution Date: 12/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                         Class A           Class B         Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00             0.00             0.00                0.00

(ii)   Monthly Interest Distributed                              3,492,187.50       302,994.79       437,109.38        4,232,291.67
       Deficiency Amounts                                                0.00             0.00                                 0.00
       Additional Interest                                               0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                     97,389,674.86     8,115,806.24    10,434,608.04      115,940,089.14

(iv)   Collections of Finance Charge Receivables                11,804,795.72       983,732.98     1,264,799.54       14,053,328.25

(v)    Aggregate Amount of Principal Receivables                                                                  18,964,648,429.04

                                         Investor Interest     750,000,000.00    62,500,000.00    80,357,143.00      892,857,143.00
                                         Adjusted Interest     750,000,000.00    62,500,000.00    80,357,143.00      892,857,143.00

                                               Series
       Floating Investor Percentage                   4.71%             84.00%            7.00%            9.00%             100.00%
       Fixed Investor Percentage                      4.71%             84.00%            7.00%            9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.85%
               30 to 59 days                                                                                                   1.32%
               60 to 89 days                                                                                                   0.95%
               90 or more days                                                                                                 1.88%
                                                                                                                  -----------------
                                         Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                   3,626,471.26       302,205.94       388,550.49        4,317,227.69

(viii) Investor Charge-Offs                                              0.00             0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00             0.00

(x)    Servicing Fee                                               625,000.00        52,083.33        66,964.29          744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.09%

(xii)  Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)            750,000,000.00    62,500,000.00    80,357,143.00      892,857,143.00

(xiv)  LIBOR                                                                                                                5.42750%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                          11,179,795.72       931,649.64     1,197,835.26       13,309,280.63

(xxii) Certificate Rate                                               5.58750%         5.81750%         6.62750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
           --------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                    Distribution Date: 12/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                         Class A            Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00             0.00             0.00                0.00

(ii)   Monthly Interest Distributed                              2,319,791.67       200,951.65       279,505.01        2,800,248.32
       Deficiency Amounts                                                0.00             0.00                                 0.00
       Additional Interest                                               0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                     64,926,449.91     5,410,450.92     6,956,492.01       77,293,392.85

(iv)   Collections of Finance Charge Receivables                 7,869,863.82       655,811.49       843,210.20        9,368,885.51

(v)    Aggregate Amount of Principal Receivables                                                                  18,964,648,429.04

                                         Investor Interest     500,000,000.00    41,666,000.00    53,572,096.00      595,238,096.00
                                         Adjusted Interest     500,000,000.00    41,666,000.00    53,572,096.00      595,238,096.00

                                              Series
       Floating Investor Percentage                   3.14%             84.00%            7.00%            9.00%             100.00%
       Fixed Investor Percentage                      3.14%             84.00%            7.00%            9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.85%
               30 to 59 days                                                                                                   1.32%
               60 to 89 days                                                                                                   0.95%
               90 or more days                                                                                                 1.88%
                                                                                                                  -----------------
                                         Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                   2,417,647.50       201,467.40       259,036.89        2,878,151.80

(viii) Investor Charge-Offs                                              0.00             0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00             0.00

(x)    Servicing Fee                                               416,666.67        34,721.67        44,643.41          496,031.75

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.09%

(xii)  Reallocated Monthly Principal                                                      0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)            500,000,000.00    41,666,000.00    53,572,096.00      595,238,096.00

(xiv)  LIBOR                                                                                                                5.42750%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           7,453,197.15       621,089.82       798,566.79        8,872,853.76

(xxii) Certificate Rate                                               5.56750%         5.78750%         6.32750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
           --------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                    Distribution Date: 12/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                         4,717,500.00
       Class B Note Interest Requirement                           279,708.54
       Net Class C Note Interest Requirement                       294,379.57                                          5,291,588.11

(iii)  Collections of Principal Receivables                                                                          125,426,214.46

(iv)   Collections of Finance Charge Receivables                                                                      15,203,160.32

(v)    Aggregate Amount of Principal Receivables                                                                  18,964,648,429.04

                                         Investor Interest                                                           965,910,000.00
                                         Adjusted Interest                                                           965,910,000.00


       Floating Investor Percentage                                                                                            5.09%
       Fixed Investor Percentage                                                                                               5.09%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.85%
               30 to 59 days                                                                                                   1.32%
               60 to 89 days                                                                                                   0.95%
               90 or more days                                                                                                 1.88%
                                                                                                                  -----------------
                                         Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                                                                         4,670,459.80

(viii) Investor Charge-Offs                                                                                                    0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                         0.00

(x)    Servicing Fee                                                                                                     804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.09%

(xii)  Reallocated Monthly Principal                                                                                           0.00

(xiii) Accumulation Shortfall                                                                                                  0.00

(xiv)  Principal Funding Investment Proceeds                                                                                   0.00

(xv)   Principal Funding Investment Shortfall                                                                                  0.00

(xvi)  Available Investor Finance Charge Collections                                                                  14,398,235.32

(xxii) Note  Rate                                  Class A            6.66000%
                                                   Class B            6.95000%
                                                   Class C            6.37750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
           --------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President